UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2013

SILVER BULL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

925 West Georgia Street, Suite 1908 Vancouver, B.C. V6C 3L2		n/a
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  604-687-5800

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into a Material Definitive Agreement

Warrant Agreement

On February 14, 2013, Silver Bull Resources, Inc. (the “Company”) entered into a warrant agreement, dated February 14, 2013 (the “Warrant Agreement”), with Corporate Stock Transfer, Inc. (the “Warrant Agent”) pursuant to which the Company issued warrants to acquire shares of the Company’s common stock, par value $0.01 per share, with an additional 10% of warrants issuable upon exercise of an over-allotment option (the “Warrants”).  In total, 11,456,250 warrants were issued on February 14, 2013, which amount includes a partial exercise of the over-allotment option, and an additional 1,187,250 warrants were issued as compensation to the agents under the Agency Agreement dated February 6, 2013.  The Warrants were issued as part of a previously announced public offering (the “Offering”) of units, with each unit consisting of one share of the Company’s common stock and one half of a warrant to acquire one share of common stock.  The Warrant Agent agreed to act as registrar and warrant agent for the Warrants.

The warrants are exercisable for a period of 18 months from issuance upon payment of an exercise price of $0.55 per whole warrant or, in certain circumstances, by cashless exercise.

The foregoing description of the Warrant Agreement is not complete and is qualified in its entirety by reference to the full text of the Warrant Agreement, a copy of which is filed as Exhibit 4.1 to this report and is incorporated by reference herein.

ITEM 8.01    Other Events.

The Company issued a press release on February 14, 2013 announcing the closing of the Offering.  The press release is attached hereto as Exhibit 99.1.  In connection with the closing of the offering, the Company issued and sold 22,912,500 units, consisting of 22,912,500 shares of common stock, par value $0.01 (the “Shares”) and 11,456,250 Warrants.  In addition, the Company issued 1,187,250 Warrants as compensation to the agents under the Agency Agreement, dated February 6, 2013, pursuant to which the Offering was conducted, which Warrants are exercisable on the same terms and at the same price as the Warrants purchased in the Offering.

A copy of the opinion of Davis Graham & Stubbs LLP relating to the legality of the issuance and sale of the Shares and Warrants in the Offering is attached as Exhibit 5.1 to this report.

ITEM 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
4.1	Warrant Agreement, dated February 14, 2013.
5.1	Opinion of Davis Graham & Stubbs LLP.

99.1	Press Release announcing closing of the offering, dated February 14, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2013

SILVER BULL RESOURCES, INC.

	By:	/s/ Sean Fallis
Sean Fallis
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Warrant Agreement, dated February 14, 2013.
5.1	Opinion of Davis Graham & Stubbs LLP.

99.1	Press Release announcing closing of the offering, dated February 14, 2013.